Registration No. 33-11371
1940 Act File No. 811-4982
Rule 497(e)

HEARTLAND GROUP, INC.
Heartland Select Value Fund • Heartland Value Plus Fund • Heartland Value Fund

Supplement Dated January 2, 2007 to
Statement of Additional Information Dated May 1, 2006

Change in Treasurer

The Board of Directors of Heartland Group, Inc. has appointed Christine Roberts, 34, to serve as Treasurer and Principal Accounting Officer of Heartland Group, Inc., effective January 1, 2007. Ms. Roberts has been Vice President and Treasurer of Heartland Advisors, Inc. since August 2006. From September 2003 to August 2006, she was Assistant Director-Distribution Planning of Northwestern Mutual and prior to that was an independent consultant from July to August 2003, Senior Manager with Deloitte & Touche LLP from June 2002 to May 2003, and a Manager or in other capacities with Arthur Anderson LLP from December 1994 to June 2002.